                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                      Filed pursuant to Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 28, 2002
                                                   --------------


                           BIOVEST INTERNATIONAL, INC.
                      --------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



                                    DELAWARE
                         -------------------------------
                 (State or Other Jurisdiction of Incorporation)


         0-11480                                      41-1412084
 -----------------------               --------------------------------------
(Commission File Number)               (I.R.S. Employer Identification Number)


                                540 SYLVAN AVENUE
                       ENGLEWOOD CLIFFS, NEW JERSEY 07632
               ----------------------------------------------------
               (Address of Principal Executive Office)     (Zip Code)


                                  201-816-8900
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
                 ------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a)   Previous independent accountants.

         (i) On March 28, 2002, Grant Thornton LLP was dismissed as the Registrant's independent auditors.

         (ii) The reports of Grant Thornton LLP on the financial statements for September 30, 2001 and 2000 (the two most recent audited fiscal years) contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to scope or accounting principles. Their report on the financial statements for September 30, 2001 was modified as to an uncertainty with respect to the Registrant's ability to continue as a going concern.

         (iii) The Registrant's Board of Directors participated in and approved the decision to hire new independent accountants.

         (iv) In connection with its audits for September 30, 2001 and 2000 (the two most recent audited fiscal years) and subsequent interim periods through March 28, 2002, there have been no disagreements with Grant Thornton LLP on any matter of accounting principles, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Grant Thornton LLP would have caused them to make reference thereto in their report on the financial statements for such years.

         (v) During the years ended September 30, 2001 and 2000 (the two most recent audited fiscal years) and subsequent interim periods through March 28, 2002, there were not any items requiring disclosure as defined in Regulation S-B Item 304 (a) (l) (iv).

         (b) The Registrant has elected Lazar Levine & Felix LLP as its new independent accountants as of March 28, 2002. During the two most recent fiscal years and through March 28, 2002, the Registrant has not consulted with Lazar Levine & Felix LLP regarding either
               (i) the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that Lazar Levine & Felix LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304
               (a) (1) (iv) of Regulation S-B and the related instructions to
               Item 304 of Regulation S-B, or any other item requiring disclosure by Item 304 (a) (1) (iv) of Regulation S-B.

         (c) The Registrant has furnished Grant Thornton LLP with a copy of the disclosure made herein and has requested that Grant Thornton LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated April 1, 2002, is filed as Exhibit 16.1 to this Form 8-K.

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS.

(a)                  Exhibits


Exhibit
Number               Description
-------              -----------
16.1                 Letter from Grant Thornton LLP, former independent
                     auditors, regarding its concurrence or disagreement with the statements in this report.

SIGNATURES
----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.





                                    BIOVEST INTERNATIONAL, INC.
                                    ---------------------------
                                    (Registrant)




Date:   April 3, 2002               /s/ Thomas F. Belleau
        -------------               ---------------------
                                    Thomas F. Belleau
                                    Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit
Number            Description
-------           -----------
16.1              Letter from Grant Thornton LLP, former independent
                  auditors, regarding its concurrence or disagreement with the statements in this report.